AMERICAN INDEPENDENCE FUNDS TRUST

 (“Trust”)

SUPPLEMENT DATED JANUARY 4, 2018
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2017

AS SUPPLEMENTED THROUGH SEPTEMBER 11, 2017

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND (Ticker Symbols: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (Ticker Symbols: SEKSX, IKSTX, IKTEX)
AMERICAN INDEPENDENCE CARRET CORE PLUS FUND (Ticker Symbols: IIISX, IBFSX)	AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND (Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)
AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND (Ticker Symbols: HLCIX, HLCAX, HLCCX)

As of January 1, 2018, Manifold Fund Advisors, LLC (“Adviser”) and Trust will no longer be located at 1345 Avenue of the Americas, New York, New York 10105.  Their new address is now 75 Virginia Road, Box 14, North White Plains, New York 10603.

As of December 31, 2017, the investment sub-adviser to the American Independence JAForlines Global Tactical Allocation Fund (“GTA Fund”) concluded a transaction that resulted in the merger of its investment advisory business with and into W.E. Donoghue & Co., LLC ("WEDCO”).  This change in control caused a termination of the investment sub-advisory agreement with the Adviser on behalf of the GTA Fund.  At in person meetings held on December 19-20, 2017, the Board of Trustees of the Trust approved the Adviser entering into an Interim Sub-Advisory Agreement with WEDCO, as of the close of the change in control transaction, on substantially the same terms and conditions as those in the terminated investment sub-advisory agreement, provided, among other things, that (i) the Interim Sub-Advisory Agreement is approved by a majority of the outstanding voting securities of the GTA Fund within 150 days of the change in control transaction (i.e., by May 30, 2018), (ii) all of the investment sub-advisory personnel employed by the prior sub-adviser will continue to provide the same services to the Adviser as they provided under the terminated agreement, and (iii) all compensation payable to WEDCO will be held in an escrow account with the GTA Fund’s custodian or bank, pending approval of the Interim Investment Sub-Advisory Agreement by a majority of the outstanding voting securities.

In addition, as of January 1, 2018, the name of the American Independence JAForlines Global Tactical Allocation Fund will now be known as the “American Independence Global Tactical Allocation Fund”.

Please contact Robert Rokose at rrokose@manifoldpartners.com for further information about these matters.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE